Exhibit A

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                             FT LAUDERDALE DIVISION


IN RE:                   I      CASE NUMBER: 98-20169-BKC-RBR
                         I
                         I      JUDGE: Raymond B. Ray
             DEBTOR.     I      CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORT (BUSINESS)
                                 FOR THE PERIOD
    FROM May 31, 1998 TO July 4, 1998 (7-4-98 is fiscal month end per books)



    Comes now the above-named debtor and files its Periodic Financial reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Paul J. Battista, Esq.
                                            Attorney for Debtor

    Debtor's Address and Phone Number:      Attorney's Address and Phone Number:
    2Connect Express, Inc                   Kelley, Drye & Warren, LLP
    3500 Gateway Drive                      201 S. Biscayne Blvd.
    Suite 101                               2400 Miami Center
    Pompano Beach, FL  33069                Miami, FL 33131
    (954) 971-3555                          (305) 372-2400





                                    1 of 19

                      MONTHLY FINANCIAL REPORT FOR BUSINESS

          For the Period Beginning May 31, 1998 and Ending July 4, 1998
                            (fiscal month per books)


Name of Debtor: 2Connect Express, Inc.      Case Number: 98-20169-BKC-RBR

Date of Petition:  January 12, 1998

                                                                                             CUMULATIVE
                                                                    CURRENT MONTH         PETITION TO DATE
                                                                    -------------         ----------------
1. Cash at Beginning of Period                                      $   676,191.51        $     106,714.48
                                                                    ==============        ================

2. Receipts:
    A. Cash and Credit Card Sales                                        15,339.75            1,018,822.29
       Less: Cash and Credit Card Refunds                                       --               (1,333.83)
       Net Cash and Credit Card Sales                                    15,339.75            1,017,488.46
                                                                    ==============        ================

    B. Collection in Post-petition A/R                                  100,262.46              303,005.85
    C. Collection on Pre-petition A/R                                    10,320.69              296,132.52
    D. Other Receipts (Schedule 2A)                                       6,513.39               77,555.18
    E. Deposits From Account Sweeps                                     460,079.79            2,909,945.71
    F. Less Disbursement Sweeps                                        (460,079.79)          (2,909,103.12)
    G. Auction sales-held in bankurptcy atty trust account                6,880.70              344,956.33
                                                                    --------------        ----------------

3. Total Receipts                                                       139,316.99            2,039,980.93
                                                                    ==============        ================
4. Total Cash Available for Operations(1+3)                             815,508.50            2,146,695.41
                                                                    --------------        ----------------
5. Disbursements:

    A. U.S. Trustee Quarterly Fees                                              --                5,000.00
    B. Net Payroll                                                       30,390.11              391,007.24
    C. Payroll Taxes Paid                                                 9,457.14              145,104.62
    D. Sales and Use Taxes                                                  886.96               46,868.32
    E. Other Taxes                                                              --                      --
    F. Rent                                                               7,376.31              145,675.52
    G. Other Leases (attachment 3)                                              --               33,302.96
    H. Telephone                                                          1,214.27               32,071.57
    I. Utilities                                                            421.18               15,715.76
    J. Travel and Entertainment                                                 --               29,030.99
    K. Vehicle Expenses                                                         --                      --
    L. Office Supplies                                                          --                5,320.61
    M. Advertising                                                              --               22,796.89
    N. Insurance (attachment 7)                                           4,635.46               41,962.52
    O. Purchases of Fixed Assets                                                --                      --
    P.  Purchases of Inventory                                           10,580.84              112,795.98
    Q.  Manufacturing Supplies                                                  --                      --
    R.  Repairs and Maintenance                                                 --                1,604.19
    S.  Payments to Secured Creditors                                           --              281,499.96
    T.  Other Operating Expenses(Schedule 2B)                             5,937.23               92,329.28
                                                                    ==============        ================

6. Total Cash Disbursements                                              70,899.50            1,402,086.41
                                                                    ==============        ================
7. Ending Cash Balance (4-6)                                        $   744,609.00        $     744,609.00
                                                                    ==============        ================


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 13th day of July, 1998.  Signed: /s/ Thomas H. Hicks
                                     ----------------------------------------
                                     Thomas H. Hicks, CEO, CFO

                                  Schedule 2A

                   Monthly Financial Report for Business
          For the Period Beginning May 31, 1998 and Ending July 4, 1998
                            (fiscal month per books)
                              Other Receipts Detail


Account        Date     Check #            Received From                    Purpose                    Deposit
-------        ----     -------            -------------                    -------                    -------
op            6/1/98    Deposit       First Union Interest                 Interest                $   140.66
op            6/2/98    Deposit       First Union Interest                 Interest                     46.31
op            6/3/98    Deposit       First Union Interest                 Interest                     43.86
op            6/4/98    Deposit       First Union Interest                 Interest                     43.50
op            6/5/98    Deposit       First Union Interest                 Interest                     42.85
op            6/5/98    Deposit       Florida Power & Light         Utility Deposit Refund           2,006.90
op            6/5/98    Deposit       Cobra - Cullen                        Cobra                      105.03
op            6/8/98    Deposit       First Union Interest                 Interest                    124.67
op            6/9/98    Deposit       First Union Interest                 Interest                     44.88
op           6/10/98    Deposit       First Union Interest                 Interest                     43.62
op           6/11/98    Deposit       First Union Interest                 Interest                     44.50
op           6/11/98    Deposit       Cobra - Pacey                         Cobra                      210.29
op           6/11/98    Deposit       Cobra - Hersh                         Cobra                      600.00
op           6/12/98    Deposit       First Union Interest                 Interest                     44.00
op           6/12/98    Deposit       Cobra - Epstein                       Cobra                      677.92
op           6/15/98    Deposit       First Union Interest                 Interest                    132.71
op           6/16/98    Deposit       First Union Interest                 Interest                     44.08
op           6/16/98    Deposit       Cobra - Hernandez                     Cobra                      315.09
op           6/17/98    Deposit       First Union Interest                 Interest                     43.23
op           6/18/98    Deposit       First Union Interest                 Interest                     43.23
op           6/19/98    Deposit       First Union Interest                 Interest                     42.75
op           6/19/98    Deposit       Store 1 Petty Cash                  Petty Cash                   302.79
op           6/19/98    Deposit       Telecheck Refund                 Telecheck Refund                159.00
op           6/22/98    Deposit       First Union Interest                 Interest                    126.47
op           6/23/98    Deposit       First Union Interest                 Interest                     42.88
op           6/24/98    Deposit       First Union Interest                 Interest                     41.20
op           6/25/98    Deposit       First Union Interest                 Interest                     41.43
op           6/25/98    Deposit       Go-Neo Cashiers Check               Inventory                    133.00
op           6/26/98    Deposit       First Union Interest                 Interest                     43.66
op           6/29/98    Deposit       First Union Interest                 Interest                    126.64
op           6/30/98    Deposit       First Union Interest                 Interest                     51.06
op           6/30/98    Deposit       Cobra                                 Cobra                      444.03
op            7/1/98    Deposit       First Union Interest                 Interest                     51.87
op            7/2/98    Deposit       First Union Interest                 Interest                     56.81
op            7/3/98    Deposit       First Union Interest                 Interest                     52.47
                                                                                                   ----------
                                                                                                   $ 6,513.39
                                                                                                   ==========



                                   Schedule 2B
                      Monthly Financial Report for Business
          For the Period Beginning May 31, 1998 and Ending July 4, 1998
                            (fiscal month per books)
                         Other Operating Expenses Detail

Account      Date     Check #              Payee                               Purpose                        Withdrawl
-------      ----     -------              -----                               -------                        ---------
op          6/3/98     Debit       Merchant Discount                   Credit Card Processing                 $ 142.83
op          6/3/98     Debit       Merchant Interchange                Credit Card Processing                    31.24
op          6/3/98     Debit       Merchant Interchange                Credit Card Processing                    28.99
op          6/3/98     Debit       Merchant Fee                        Credit Card Processing                    24.55
op          6/3/98     Debit       Merchant Fee                        Credit Card Processing                    15.00
op          6/3/98     Debit       Merchant Fee                        Credit Card Processing                    15.00
op          6/3/98     Debit       Merchant Interchange                Credit Card Processing                     9.22
op          6/3/98     Debit       Novus Fee                           Credit Card Processing                     1.10
op          6/5/98    012867       Thomas H. Hicks                        Employee Expenses                   1,025.32
op          6/5/98    012869       CGI-Ft. Lauderdale                          Freight                           43.75
op          6/5/98    012874       Sensormatic/CIT Group                  Equipment Rental                      256.18
op          6/8/98    012878       QuickSigns of Miami                     Customer Refund                      375.00
op         6/10/98     Debit       Commercial Banking Fees                    Bank Fees                         627.52
op         6/12/98    012881       Maria E. Bolden                            Supplies                          173.46
op         6/12/98    012882       Jeanine C. Kinsey                           Mileage                           96.00
op         6/12/98    012883       American Stock Transfer Co.             Transfer agent                       500.00
op         6/12/98    012884       Bowne of Atlanta                           Printing                        1,751.25
op         6/12/98    012887       United Parcel Service                       Freight                          179.88
op         6/12/98    012888       CGI-Ft. Lauderdale                          Freight                            8.70
pay        6/12/98     Debit       ADP Fees                              Payroll Processing                      52.27
op         6/19/98    012900       Zara Hernandez                         Employee Expenses                       8.00
pay        6/26/98     Debit       ADP Fees                              Payroll Processing                      58.27
op         6/29/98    012909       Thomas H. Hicks                        Employee Expenses                     112.56
op         6/29/98    012911       Honeywell                                  Security                          111.30
op         6/29/98    012913       CGI-Ft. Lauderdale                          Freight                           18.35
op         6/29/98    012919       American Bank Note Co.                     Printing                           82.50
op          7/3/98     Debit       Merchant Discount                   Credit Card Processing                    98.92
op          7/3/98     Debit       Merchant Fee                        Credit Card Processing                    45.00
op          7/3/98     Debit       Merchant Fee                        Credit Card Processing                    22.65
op          7/3/98     Debit       Merchant Fee                        Credit Card Processing                    15.00
op          7/3/98     Debit       Merchant Interchange                Credit Card Processing                     7.42
                                                                                                            ----------
                                                                                                            $ 5,937.23
                                                                                                            ==========


                                  ATTACHMENT #1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION


Name of Debtor:  2Connect Express, Inc.         Case Number: 98-20169-BKC-RBR

For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)

Accounts Receivable at Petition Date:                $ 375,266.67

Accounts Receivable Reconciliation (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):


  Beginning of Month Balance:                         $ 88,917.41
  Plus: Current Month New Billings:                     78,567.05
           Debits transferred from A/P                  35,951.20
           Accrued AR-Bobby Allison                    178,589.42
  Less: Collections During Month                      (110,583.15)
           Accounts Written off
                                                     ------------
  End of Month Balance:                              $ 271,441.93
                                                     ============



Aging: (show the total amount for each age group of accounts incurred since filing the petition)


          0-30 days     31-60days      61-90days    less than 90 days     Total



       See Attached Detail

Attachment #1
2Connect Express, Inc.
Trade Receivables
As of 05/30/98


                                                             Total          1 to 30      31 to 60        61 to 90        over 90
                                                         -----------       ---------    -----------     ----------     ----------
A/R - Commission
         Bell South Local-Commission                        1,217.50                                                     1,217.50
         Bell South Mobility-Commission                                                                                        --
         Bobby Allison Cellular ATT Commissions             8,073.25        3,896.25                      4,177.00
         Nextel-Commission                                                                                                     --
                                                         -----------       ---------    -----------     ----------     ----------
            Subtotal                                        9,290.75        3,896.25           0.00       4,177.00       1,217.50
                                                         -----------       ---------    -----------     ----------     ----------
                                                                                                                       ----------

A/R - In-House
         Beepers to Go                                      5,702.00                                                     5,702.00
         School Board of Dade County                        3,093.43                                        240.00       2,853.43
         Ericson                                           29,103.93                                                    29,103.93
         GMAC Mortgage                                        440.96                                                       440.96
         Ingram Retail Services                             1,145.27                                                     1,145.27
                                                         -----------       ---------    -----------     ----------     ----------
            Subtotal                                       39,485.59              --             --         240.00      39,245.59
                                                         -----------       ---------    -----------     ----------     ----------
                                                                                                                       ----------


A/R - Activation
         Bell South Mobility - Activation                                                                                      --
         Sprint - Activation                               17,419.17                                                    17,419.17
                                                         -----------       ---------    -----------     ----------     ----------
            Subtotal                                       17,419.17            0.00           0.00           0.00      17,419.17
                                                         -----------       ---------    -----------     ----------     ----------
                                                                                                                       ----------

A/R - Coop Advertising
         Cell Star -Coop                                   13,127.00                                                    13,127.00
         Vtech Coop Adv                                     8,059.00                                                     8,059.00
                                                         -----------       ---------    -----------     ----------     ----------
            Subtotal                                       21,186.00            0.00           0.00           0.00      21,186.00
                                                         -----------       ---------    -----------     ----------     ----------
                                                                                                                       ----------


A/R- Market Development
         Psion NSA                                          2,500.00        2,500.00
                                                         -----------       ---------    -----------     ----------     ----------
            Subtotal                                        2,500.00            0.00           0.00           0.00       2,500.00
                                                         -----------       ---------    -----------     ----------     ----------
                                                                                                                       ----------

A/R - Rebate
         CellStar Rebate                                    2,971.00                                                     2,971.00
                                                         -----------       ---------    -----------     ----------     ----------
            Subtotal                                        2,971.00            0.00           0.00                      2,971.00
                                                         -----------       ---------    -----------     ----------     ----------
                                                                                                                       ----------

A/R - Residuals
         Bell South Mobility Residuals                                                                                         --
                                                                                                                       ----------
                                                         -----------       ---------    -----------     ----------     ----------
            Subtotal                                           --               0.00           0.00           0.00           0.00
                                                         -----------       ---------    -----------     ----------     ----------
                                                                                                                       ----------

A/R - Bobby Allison Cellular Systems of Florida, Inc.
         B Allison Cellular Systems of Florida, Inc.      178,589.42        3,589.42     100,000.00      75,000.00
                                                         -----------       ---------    -----------     ----------     ----------
            Subtotal                                      178,589.42        3,589.42     100,000.00      75,000.00           0.00
                                                         -----------       ---------    -----------     ----------     ----------






             Grand Total Accounts Receivable             $271,441.93       $7,485.67    $100,000.00     $79,417.00     $84,539.26
                                                         ===========       =========    ===========     ==========     ==========


                                  ATTACHMENT #2


              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  2Connect Express, Inc.          Case Number: 98-20169-BKC-RBR

For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

   Date           Days
 Incurred     Outstanding     Vendor       Description          Amount
---------     -----------     ------       -----------          ------


See Attached Schedule: "Period Cutoff Aged AP - Historical Detail Aged by Due Date"





           ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):


Opening Balance (total from prior report)                     $ 110,403.50
Plus: New Indebtedness Incurred This Month                       82,114.53
Less: Amount Paid on Total Accounts Payable                      27,777.89
                                                              ------------
Ending Month Balance                                          $ 164,740.14
                                                              ============

SECURED: List status of payments to Secured Creditors and Lessors (Post-Petition
Only):


 Secured           Date                     Number of Post            Total Amount of
Creditor/         Payment    Payment       Petition Payments           Post-petition
  Lessor            Due      Amount          Delinquent            Payments Delinquent
--------          -------    -------       -----------------       -------------------

   None



Date 07/09/98 02:03pm                                              2Connect Express, Inc.
06-99-205                               Period Cutoff Aged AP (03.681. - Historical Detail Aged by Due Date
                                                             Period: 05-99 Aging Date: 07/04/98
-----------------------------------------------------------------------------------------------------------------------------
Vendor/         Name/                   Vendor Status/               Disc    Due    Pay
Doc Type        Ref Nbr Inv Nbr         Inv Date  Doc Status         Date    Date   Date         Current         1 To 30
-----------------------------------------------------------------------------------------------------------------------------
4000RENAIS Renaissance Partners, LC         O
VO              005011 063098               6/30/98   A           6/30/98 6/30/98  6/30/98            --          62.33
VO              005012 063098               6/30/98   A           6/30/98 6/30/98  6/30/98            --          79.71
VO              005017 063098               6/30/98   A           6/30/98 6/30/98  6/30/98            --         467.77
                                                                          Vendor Total                --         609.81
4001CORALC Coral CS/Ltd. Associates         O
CK              012910 004987                         C                                        (7,376.31)
                                                                          Vendor Total         (7,376.31)            --
5000BOWNE  Bowne of Atlanta                 O
VO              005025 1--98060138--0       7/1/98    A           7/11/98 7/31/98 7/11/98         727.16             --
                                                                          Vendor Total            727.16             --
5000HONEYW Honeywell                        O
CK              012911 004986                         C                                          (111.30)
                                                                          Vendor Total           (111.30)            --
5000NEXTEL Nextel                           O
VO              005024 5191--8              7/1/98    A           7/1/98  7/16/98 7/16/98          17.96             --
                                                                          Vendor Total             17.96             --
5000TELECH Telecheck                        O
VO              005021 061998               6/19/98   A           6/19/98 6/19/98 6/19/98             --         117.51
VO              005022 G803295305           6/30/98   A           6/30/98 6/30/98 6/30/98             --         134.92
                                                                          Vendor Total                --         252.43
5500BELLSO BellSouth                        O
VO              005010 9542553900344        4/4/98    A           4/4/98  4/4/98  4/4/98              --             --
                                                                          Vendor Total                --             --
5500FPL    Florida Power & Light            O
VO              004983 71563--09556         6/18/98   A           6/18/98 7/9/98  7/9/98          429.55             --
                                                                          Vendor Total            429.55             --
5C000CGI   CGI--Ft. Lauderdale              O
VO              005009 062498               6/24/98   A           6/24/98 7/9/98  7/9/98           86.80             --
VO              005023 378130               7/1/98    A           7/1/98  7/16/98 7/16/98           8.70             --
                                                                          Vendor Total             95.50             --
6000USPS   U.S. Postmaster                  O
VO              004889 052698               5/26/98   A           5/26/98 5/26/98 5/26/98             --             --
AD              005018 052698               6/1/98    A           6/1/98          6/1/98              --             --
                                                                          Vendor Total                --             --
6500EMPLOY Employer's Health Insurance      O
CK              012914 004988                         C                                          (223.96)
                                                                          Vendor Total           (223.96)            --
6500FORTIS Fortis Life Insurance            O
CK              012930 005016                         C                                            (8.89)
                                                                          Vendor Total             (8.89)            --







--------------------------------------------------------------
                Days Past Due
31 To 60     61 To 90      Over 90      Balance
--------------------------------------------------------------

    --          --           --          --             62.33
    --          --           --          --             79.71
    --          --           --          --            467.77
    --          --           --          --            609.81

                                                    (7,376.31)
    --          --           --          --         (7,376.31)

    --          --           --          --            727.16
    --          --           --          --            727.16

                                                      (111.30)
    --          --           --          --           (111.30)

    --          --           --          --             17.96
    --          --           --          --             17.96

    --          --           --          --            117.51
    --          --           --          --            134.92
    --          --           --          --            252.43

    --          --                      340.00         340.00
    --          --                      340.00         340.00

    --          --           --          --            429.55
    --          --           --          --            429.55

    --          --           --          --             86.80
    --          --           --          --              8.70
    --          --           --          --             95.50

    --       64.00           --          --             64.00
    --      (64.00)          --          --            (64.00)
    --          --           --          --                --

                                                      (223.96)
    --          --           --          --           (223.96)

                                                        (8.89)
    --          --           --          --             (8.89)



6500HUMANA Humana Health Insurance          O
CK              012915 005002                         C                                        (1,575.24)
                                                                          Vendor Total         (1,575.24)
6500KAHNCA Kahn Carlin                      O
VO              004827 050198               5/1/98    H           5/1/98  5/1/98  5/1/98              --
VO              004963 053198               5/31/98   H           5/31/98 5/31/98 5/31/98             --
AD              004981 3bg01594400          6/19/98   A           6/19/98         6/19/98             --
VO              005027 060198               6/1/98    H           6/1/98  6/1/98   6/1/98             --
VO              005029 061998               6/19/98   A           6/19/98 6/19/98 6/19/98             --
                                                                          Vendor Total                --
6500KEMPER Kemper Insurance Companies       O
AD              004970 3BG0159400           6/15/98   A           6/15/98          6/15/98            --
AD              005028 060198               6/1/98    A           6/1/98            6/1/98            --
AD              005030 061998               6/19/98   A           6/19/98          6/19/98            --
AD              005031 062998               6/29/98   A           6/29/98          6/29/98            --
AD              005032 062198               6/21/98   A           6/21/98          6/21/98            --
                                                                          Vendor Total                --
7000BOBBYA Bobby Allison Cellular           O
VO              004998 061598               6/15/98   H           6/15/98  6/15/98 6/15/98            --
VO              004999 061798               6/17/98   H           6/17/98  6/17/98 6/17/98            --
                                                                         Vendor Total           1,290.90
7000CELLST CellStar                         O
AD              004968 Wire Transfer        6/15/98   A           6/15/98          6/15/98            --
                                                                          Vendor Total                --
7000PRIMEC PrimeCo                          O
AD              004995 29838                6/1/98    A           6/1/98           6/1/98             --
                                                                          Vendor Total                --
7000SEDINT SED International, Inc.          O
VO              005000 1--146740101         6/5/98    A           6/5/98  6/15/98 6/15/98             --
                                                                          Vendor Total                --
7000SPRINT Sprint PCS                       O
VO              004489 030598               3/5/98    H           3/5/98  3/5/98  3/5/98              --
VO              004708 WBE--028087          1/29/97   H           1/29/97 2/28/97  2/28/97            --
                                                                          Vendor Total                --
7200ICANEC ICanect                          H
VO              004183 013198               1/31/98   A           1/31/98 3/2/98  3/2/98              --
                                                                          Vendor Total                --
90003COM   3Com Credit Corporation          O
VO              004578 00008985             4/1/98    H           4/1/98  4/1/98  4/1/98              --
                                                                          Vendor Total                --




                                                        (1,575.24)
         --            --          --           --      (1,575.24)

         --            --    4,666.62           --       4,666.62
         --     11,324.76          --           --      11,324.76
  (2,641.00)           --          --           --      (2,641.00)
         --      2,677.00          --           --       2,677.00
   2,641.00            --          --           --       2,641.00
         --     14,001.76        6.62           --      18,668.38

  (2,187.00)           --          --           --      (2,187.00)
         --     (2,677.00)         --           --      (2,677.00)
  (2,641.00)           --          --           --      (2,641.00)
    (611.00)           --          --           --        (611.00)
  (9,139.00)           --          --           --      (9,139.00)
 (14,578.00)    (2,677.00)         --           --     (17,255.00)

     980.90            --          --           --         980.90
     310.00            --          --           --         310.00
         --            --                       --       1,290.90

    (779.08)           --          --           --        (779.08)
    (779.08)           --          --           --        (779.08)

         --        (74.50)         --           --         (74.50)
         --        (74.50)         --           --         (74.50)

     599.00            --          --           --         599.00
     599.00            --          --           --         599.00

         --            --          --         342.00       342.00
         --            --          --         684.00       684.00
         --            --          --       1,026.00     1,026.00

         --            --          --         269.34       269.34
         --            --          --         269.34       269.34

         --            --          --         208.00       208.00
         --            --          --         208.00       208.00












Note 1 -- Negative balances are due to invoices paid in advance of the calendar month the expense is recorded.

9000BAKERM Baker & McKenzie                 O
VO              004973 50104273             6/1/98    H           6/1/98  7/1/98   7/1/98          --       13,403.85
                                                                          Vendor Total             --       13,403.85
9000COLLDA Coll Davidson Carter             O
VO              004969 060898               6/8/98    H           6/8/98  6/8/98   6/8/98          --       17,236.96
                                                                          Vendor Total             --       17,236.96
9000KELLEY Kelley Drye & Warren, LLP        O
VO              004858 1302933              5/15/98   H           5/15/98 5/15/98  5/15/98         --              --
VO              005026 1307186              7/6/98    H           7/6/98  7/6/98   7/6/98   28,327.44              --
                                                                          Vendor Total      28,327.44              --
9000KPMG   KPMG Peat Marwick                O
VO              004357 01821                2/17/98   H           2/17/98 3/19/98  3/19/98         --              --
                                                                          Vendor Total             --              --
                                                                          Report Total      20,301.91       18,035.87





        --          --             --      13,403.85
        --          --             --      13,403.85

        --          --             --      17,236.96
        --          --             --      17,236.96

101,842.10          --             --     101,842.14
        --          --             --      28,327.44
101,842.14          --             --     130,169.58

        --          --       6,800.00       6,800.00
        --          --       6,800.00       6,800.00
113,092.40    4,666.62       8,643.34     164,740.14



Note 1 -- Negative balances are due to invoices paid in advance of the calendar month the expense is recorded.

                                  ATTACHMENT #3

                        INVENTORY AND FIXED ASSETS REPORT


Name of Debtor: 2Connect Express, Inc.            Case Number: 98-20169-BKC-RBR


For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)


INVENTORY REPORT

Inventory Balance at Petition Date:                                        $ 2,191,354
                                                                           ===========

Inventory Reconciliation:
  Inventory Balance at Beginning of Month (Period)                         $    26,977
  Inventory Purchased During Month (Period)                                     10,581
  Inventory Used or Sold:                                                      (30,328)
  Less Inventory liquidations via court approved auctions
  Less Inventory writedowns to liquidation values
                                                                           -----------
  Inventory On-Hand at End of Month (Period)                               $     7,229
                                                                           ===========

Method of Costing:  Last Cost

FIXED ASSET REPORT

Fixed Assets Fair Market Value at Petition Date:                           $ 2,038,164    NBV
                                                                           ===========
(includes Property, Plant and Equipment)

Fixed Assets Reconciliation:
  Fixed Asset Book Value at Beginning of Month(Period):                    $ 1,394,132
  Less: Depreciation Expense for Period:                                            --    See Note 1
  Plus: New Purchases/Additions:                                                    --
                                                                           -----------
  Ending Month(Period) Balance:                                            $ 1,394,132    See Note 2
                                                                           ===========





Note 1 - The majority of fixed assets were contracted in April to be sold, therefore no depreciation was recorded for April through June.
Note 2 - Cumulative reserves for loss on sales of assets were recorded on the books on an accrual basis in the amount of $1,169,853.

                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:  2Connect Express, Inc.          Case Number:  98-20169-BKC-RBR


For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)



NAME OF BANK: First Union National Bank     BRANCH:  Commercial Banking Broward


ACCOUNT NAME:                      2Connect Express, Inc. DIP Operating Account
ACCOUNT NUMBER:                    2090002563870
PURPOSE OF ACCOUNT:                Post Petition Operating Account

Beginning Balance                                               $ 351,238.21
Total of Deposits Made                                            132,436.29
Amount of Deposits from Account Sweeps (See Note Below)           460,079.79
Amount of Receipts from Account Sweeps (See Note Below)          (460,079.79)
Amount of Cash funding Payroll Account                            (53,079.79)
Total Amount of Checks Written                                    (30,941.71)
                                                                ------------
Closing Balance                                                 $ 399,653.00
                                                                ============


Number of 1st Check Written This Period:                                                  012867
Number of Last Check Written This Period:                                                 012930
                                                                                          ------
Total Number of Checks Written or voided This Period:                                         63
                                                                                          ======




Note - Daily "Sweep" transfers are made from store depository sub-accounts
       (zero balance accounts) to concentration account.



                               INVESTMENT ACCOUNTS

  Type of Negotiable          Face              Purchase            Date of
     Instrument              Value               Price             Purchase
  ------------------         -----              --------           --------

    None

                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:  2Connect Express, Inc.          Case Number:  98-20169-BKC-RBR

For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)


Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)


NAME OF BANK:First Union National Bank         BRANCH:Commercial Banking Broward



ACCOUNT NAME:                        2Connect Express, Inc. DIP Payroll Account
ACCOUNT NUMBER:                      2090002563883
PURPOSE OF ACCOUNT:                  Post Petition Payroll Account

Beginning Balance                                       (13,122.33)
Total of Deposits Made                                   53,079.79
Total Amount of Checks Written                          (39,957.79)
Service Charges                                               -
                                                        ----------
Closing Balance                                              (0.33)         Since this is a Zero Balance account,
                                                        ==========          negative balances represent
                                                                            outstanding checks.


Number of 1st Check Written This Period:                                           1919
Number of Last Check Written This Period:                                          1942
                                                                                   ----
Total Number of Checks Written This Period:                                          23
                                                                                   ====



                               INVESTMENT ACCOUNTS

   Type of Negotiable        Face         Purchase         Date of
      Instrument             Value          Price          Purchase
   --------------------      -----        --------         --------


        None

                                  ATTACHMENT #5

                                 CHECK REGISTER

Name of Debtor:  2Connect Express, Inc.        Case Number:  98-20169-BKC-RBR

For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)

Name of Bank:  First Union National Bank      Branch:Commercial Banking Broward

Account Name:       2Connect Express, Inc. DIP Operating Account
Account Number:     2090002563870
Purpose of Account: Primary Operating Account

Account for all check numbers, including voided, lost, stopped payment, etc.



-----------------------------------------------------------------------------------------------------------
   Date     Ck #           Payee                             Purpose                            Amount
----------------------------------------------------------------------------------------------------------
  6/3/98   Debit    CellStar                           Inventory                                 $ 330.00
  6/3/98   Debit    Merchant Discount                  Credit Card Fees                            142.83
  6/3/98   Debit    Merchant Fee                       Credit Card Fees                             24.55
  6/3/98   Debit    Merchant Fee                       Credit Card Fees                             15.00
  6/3/98   Debit    Merchant Fee                       Credit Card Fees                             15.00
  6/3/98   Debit    Merchant Interchange               Credit Card Fees                             31.24
  6/3/98   Debit    Merchant Interchange               Credit Card Fees                             28.99
  6/3/98   Debit    Merchant Interchange               Credit Card Fees                              9.22
  6/3/98   Debit    Novus Fee                          Credit Card Fees                              1.10
  6/4/98   Debit    PrimeCo                            Inventory                                 1,117.50
  6/5/98   012867   Thomas H. Hicks                    Employee Expenses                         1,025.32
  6/5/98   012868   Florida Power & Light              Utilities                                   400.18
  6/5/98   012869   CGI-Ft. Lauderdale                 Freight                                      43.75
  6/5/98   012870   Employer's Health Insurance        Insurance                                   247.72
  6/5/98   012871   Fortis Life Insurance              Insurance                                    17.65
  6/5/98   012872   Kemper Insurance Companies         Insurance                                 2,562.00
  6/5/98   012873   Direct Wireless                    Inventory                                    44.90
  6/5/98   012874   Sensormatic/CIT Group              Equipment Rental                            256.18
  6/8/98   012875   Beeper To Go                       Inventory                                   420.00
  6/8/98   012876   Void                               Void                                            --
  6/8/98   012877   Brightpoint                        Inventory                                   917.94
  6/8/98   012878   QuickSigns of Miami                Customer Refund                             375.00
 6/10/98   012879   Direct Wireless                    Inventory                                    67.55
 6/10/98   Debit    Commercial Banking Fees            Bank Fees                                   627.52
 6/12/98   012880   Brightpoint                        Inventory                                 1,166.88
 6/12/98   012881   Maria E. Bolden                    Employee Expenses                           173.46
 6/12/98   012882   Jeanine C. Kinsey                  Employee Expenses                            96.00
 6/12/98   012883   American Stock Transfer Co.        Stock Transfer Agent                        500.00
 6/12/98   012884   Bowne of Atlanta                   SEC Filing                                1,751.25
 6/12/98   012885   LDDS Worldcom                      Long Distance                                65.52
 6/12/98   012886   Nextel                             Demo Lines                                   75.36
 6/12/98   012887   United Parcel Service              Freight                                     179.88
 6/12/98   012888   CGI-Ft. Lauderdale                 Freight                                       8.70
 6/12/98   012889   Void                               Void                                            --
 6/12/98   012890   Void                               Void                                            --
 6/12/98   012891   Void                               Void                                            --
 6/12/98   012892   SED International, Inc.            Inventory                                 1,222.00
 6/12/98   012893   AirData Communiciations, Inc.      Customer Install                            120.00

6/15/98    012894   Beeper To Go                       Inventory                                   385.00
6/15/98    012895   Pana--Pacific                      Inventory                                   211.60
6/15/98    012896   TT Systems Corp.                   Inventory                                    82.50
6/15/98    012897   Florida Department of Revenue      Sales Tax                                   886.96
6/15/98    Debit    CellStar                           Inventory                                 1,465.88
6/17/98    012898   Go--Neo                            Inventory                                   133.00
6/17/98    012899   Advanced Fox Cellular              Inventory                                    74.33
6/19/98    012900   Zara Hernandez                     Employee Expenses                             8.00
6/19/98    012901   BellSouth                          Telephone                                   275.97
6/19/98    012902   Coral Springs Improvement Dist     Utilities                                    21.00
6/19/98    012903   Trescom International              Telephone                                   789.63
6/19/98    012904   Bobby Allison Cellular             Inventory                                 1,256.65
6/19/98    012905   Void                               Void                                            --
6/19/98    012906   SED International, Inc.            Inventory                                 1,311.00
6/19/98    012907   Direct Wireless                    Inventory                                     8.95
6/19/98    012908   Recoton                            Inventory                                   243.16
6/29/98    012909   Thomas H. Hicks                    Employee Expenses                           112.56
6/29/98    012910   Coral CS/Ltd. Associates           Rent                                      7,376.31
6/29/98    012911   Honeywell                          Security                                    111.30
6/29/98    012912   Trescom International              Telephone                                     7.79
6/29/98    012913   CGI--Ft. Lauderdale                Freight                                      18.35
6/29/98    012914   Employer's Health Insurance        Insurance                                   223.96
6/29/98    012915   Humana Health Insurance            Insurance                                 1,575.24
6/29/98    012916   Void                               Void                                            --
6/29/98    012917   Void                               Void                                            --
6/29/98    012918   Void                               Void                                            --
6/29/98    012919   American Bank Note Co.             Printing Warrants                            82.50
6/29/98    012920   Beeper To Go                       Inventory                                     2.00
6/29/98    012921   Void                               Void                                            --
6/29/98    012922   Void                               Void                                            --
6/29/98    012923   Void                               Void                                            --
6/29/98    012924   Void                               Void                                            --
6/29/98    012925   Void                               Void                                            --
6/29/98    012926   Void                               Void                                            --
6/29/98    012927   Void                               Void                                            --
6/29/98    012928   Void                               Void                                            --
6/29/98    012929   Void                               Void                                            --
6/30/98    012930   Fortis Life Insurance              Insurance                                     8.89
 7/3/98    Debit    Merchant Discount                  Credit Card Fees                             98.92
 7/3/98    Debit    Merchant Fee                       Credit Card Fees                             45.00
 7/3/98    Debit    Merchant Fee                       Credit Card Fees                             22.65
 7/3/98    Debit    Merchant Fee                       Credit Card Fees                             15.00
 7/3/98    Debit    Merchant Interchange               Credit Card Fees                              7.42
                                                                                              -----------
                                                                                              $ 30,941.71
                                                                                              ===========


                                  ATTACHMENT #5

                                 CHECK REGISTER

Name of Debtor: 2Connect Express, Inc.            Case Number: 98-20169-BKC-RBR

For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)

Name of Bank:  First Union National Bank      Branch:Commercial Banking Broward

Account Name:        2Connect Express, Inc. DIP Payroll Account
Account Number:      2090002563883
Purpose of Account:  Payroll Account

Account for all check numbers, including voided, lost, stopped payment, etc.



----------------------------------------------------------------------------------------------------------------------------
    Date       Ck #                             Payee                                  Purpose                    Amount
----------------------------------------------------------------------------------------------------------------------------
6/12/98        1919                Hicks, Thomas                                       Net Pay                  5,410.46
6/12/98        1920                Bolden, Maria                                       Net Pay                    937.42
6/12/98        1921                Kinsey, Jeanine                                     Net Pay                    800.47
6/12/98        1922                Kinsey, Matthew                                     Net Pay                    398.96
6/12/98        1923                Smith, Donald                                       Net Pay                    831.83
6/12/98        1924                Cohen, George                                       Net Pay                    755.48
6/12/98        1925                Patierno, Joe                                       Net Pay                    226.55
6/12/98        1926                Pettineo, John                                      Net Pay                    448.00
6/12/98        1927                Silverman, Patricia                                 Net Pay                  1,042.15
6/12/98        1928                Sordelet, Claude                                    Net Pay                    584.30
6/12/98        1929                Bryan, Melanie                                      Net Pay                  1,094.20
6/12/98        1930                Garepy, Richard                                     Net Pay                    168.35
6/12/98        Debit               ADP Taxes                                         Payroll Taxes              3,536.27
6/12/98        Debit               ADP Fees                                          Payroll Fees                  52.27
6/26/98        1931                Hicks, Thomas                                       Net Pay                  5,410.47
6/26/98        1932                Bolden, Maria                                       Net Pay                    937.42
6/26/98        1933                Chalfant, Christopher                               Net Pay                  3,425.29
6/26/98        1934                Kinsey, Jeanine                                     Net Pay                    800.48
6/26/98        1935                Kinsey, Matthew                                     Net Pay                    212.41
6/26/98        1936                Smith, Donald                                       Net Pay                  1,441.61
6/26/98        1937                Cohen, George                                       Net Pay                  1,028.19
6/26/98        1938                Patierno, Joe                                       Net Pay                    451.01
6/26/98        1939                Pettineo, John                                      Net Pay                    115.21
6/26/98        1940                Silverman, Patricia                                 Net Pay                  1,404.37
6/26/98        1941                Sordelet, Claude                                    Net Pay                    938.77
6/26/98        1942                Bryan, Melanie                                      Net Pay                  1,526.71
6/26/98        Debit               ADP Taxes                                         Payroll Taxes              5,920.87
6/26/98        Debit               ADP Fees                                          Payroll Fees                  58.27
                                                                                                             -----------
                                                                                                             $ 39,957.79
                                                                                                             ===========


                                  ATTACHMENT #6


                               MONTHLY TAX REPORT


Name of Debtor: 2Connect Express, Inc.           Case Number:  98-20169-BKC-RBR

For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)


                      TAXES PAID DURING THE MONTH (PERIOD)
 Report all post-petition taxes paid directly or deposited into the tax account.

   Date        Bank or Payee                   Description                                                Amount
   ----        -------------                   -----------                                                ------
6/15/98     Florida Department of Revenue     Consolidated Sales Tax Return for May, 1998              $   886.96
6/12/98     IRS9 and Fla Dept of Rev          PR taxes deposited by ADP                                  3,536.27
6/26/98     IRS9 and Fla Dept of Rev          PR taxes deposited by ADP                                  5,920.87
                                                                                                       -----------
                                                                                                       $ 10,344.10
                                                                                                       ===========





                               TAXES OWED AND DUE


Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed:                             See Above



   Name of Taxing                Date Pmt.
     Authority                      Due                         Description                              Amount
   --------------                --------                       -----------                              ------

Florida Department of Revenue     7/20/98         Consolidated Sales Tax Return for June, 1998         $    876.14
                                                                                                       ===========



                                  ATTACHMENT #7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES


Name of Debtor:  2Connect Express, Inc.         Case Number:  98-20169-BKC-RBR


For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)

Report all compensation received during the period. Do not include reimbursement for expenses incurred for which you have receipts.


                                                                                           Amount
    Officer or Owner Name                                 Title                             Paid
    ---------------------                                 -----                            ------

Thomas H. Hicks                                     CEO COO and CFO                      13,461.54





                              PERSONNEL REPORT                  Store                    Corporate
                                                        Full Time  Part Time       Full Time   Part Time    Total
                                                        ---------  ---------       ---------   ---------    -----

Number of Employees at Beginning of Period                      4        2            4          --         10
Number Hired during Period                                     --       --           --          --          0
Number Terminated or Resigned during Period                     3        2            1          --          6
                                                               ------------------------------------------------
Number of Employees on payroll at end of Period                 1        0            3           0          4
                                                               ================================================




                            CONFIRMATION OF INSURANCE


List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


                                      Agent &                    Policy            Type of                      Expiry    Premium
           Carrier                    Phone #                    Number           Coverage                       Date     Due Date
           -------                    -------                    ------           --------                       ----     --------
Agricultural Excess & Surplus   Kahn-Carlin & Company, Inc      NSP2108136     Directors & Officers Liability   7/9/98      Paid
                                    Roy Fabry
                                    Telephone (954) 767-6066

Reliance Insurance Company      Kahn-Carlin & Company, Inc.     QB8615829      Commercial Application,         10/9/98     Monthly
                                                                               Property, General Liability,
                                                                               Business Auto, Garage & Dealers,
                                                                               Crime, Umbrella
Kemper-American Motorists Ins.  Kahn-Carlin & Company, Inc.     3BG01594400    Workers Compensation            10/9/98     Monthly
CAN                             Kahn-Carlin & Company, Inc.     0000685C       Employment Related Prac Liab    9/11/98      Paid
Humana, Inc.                    Humana, Inc.                    Group #133739  Employee Health and Life        9/30/98     Monthly
                                    Stacey Granger
                                    Phone (800) 442-5555




ATTACHMENT #8
SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
For the Period Beginning May 31, 1998 and Ending July 4, 1998 (fiscal month per books)



1. On June 16, 1998 the Company reached a settlement with its primary cellular service provider to compensate for early termination of its contract. Under the settlement agreement, all prepetition amounts owed (claim filed) the service provider of approximately $148,000 were forgiven by the creditor and an additional amount of $66,000 cash was paid to the Company.

2. Persuant to a management agreement with Bobby Allison Cellular Systems of Florida, Inc. ("BAC"), BAC assumed control of the Company's last remaining store on June 18, 1998. All employees of this store except for one direct salesperson were terminated by the Company and were hired by BAC.

3. Subsequent to the period closing, the Company reached agreement with Ericsson, a hardware supplier, to settle and remit debit balances totaling over $21,000 and, in an unrelated matter, has enforced the "automatic stay" to preserve the Company's Nextel contract, thereby permitting continued direct sales of Nextel phones.